Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
11.	INCOME TAXES
During the three months ended March 31, 2024 and 2023, the Company recorded no income tax provision or benefit.
The Company has evaluated the positive and negative evidence bearing upon its ability to realize its deferred tax assets, which primarily consist of net operating loss carryforwards. The Company has considered its history of cumulative net losses, estimated future taxable income and prudent and feasible tax planning strategies and has concluded that it is more likely than not that the Company will not realize the benefits of its deferred tax assets. As a result, as of March 31, 2024, the Company has maintained a full valuation allowance against its net deferred tax assets.

11.	INCOME TAXES
Income tax expense consists of the following (in thousands):

	Year Ended December 31,
	2023	2022
Current expense (benefit):
Federal	$—	$—
State	—	—

Total current expense (benefit):	$—	$—
Deferred expense (benefit):
Federal	$11,207	$7,407
State	3,361	2,189

Deferred tax benefit	14,568	9,596
Less change in valuation allowance	(14,568)	(9,596)

Total income tax expense (benefit):	$—	$—

The components of the Company’s loss before income tax expense are compromised solely of domestic sources. The reconciliation of the federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2023	2022
Federal statutory income tax rate	21.0%	21.0%
State income taxes	7.8%	6.8%
Foreign rate differential	0.1%	0.0%
Permanent differences	1.2%	-0.3%
Equity-based compensation	-0.4%	-0.6%
Preferred stock liability fair value adjustment	0.0%	0.4%
Tax credits	4.4%	2.5%
Change in valuation allowance	-34.0%	-29.8%

Effective income tax rate	0.0%	0.0%

Significant components of the Company’s deferred tax assets and liabilities consist of the following (in thousands):

	Year Ended December 31,
	2023	2022
Deferred tax assets
Net operating loss carryforward	$11,392	$7,765
Research credits	4,336	1,579
Lease liability	817	1,575
Capitalized R&D expenses	14,595	7,027
Accruals & other	1,027	859

Total deferred tax assets	32,167	18,805

Valuation allowance	(30,228)	(15,658)

Net deferred tax assets	$1,939	$3,147

Deferred tax liabilities
Depreciation	$(1,210)	$(1,530)
Right of use asset	(729)	(1,617)

Total deferred tax liabilitites	(1,939)	(3,147)

Net deferred tax assets (liability)	$—	$—

Future realization of the tax benefits of existing temporary differences and net operating loss (“NOL”) carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of December 31, 2023 and 2022, the Company performed an evaluation to determine whether a valuation allowance was needed. The Company considered all available evidence, both positive and negative, which included the results of operations for the current and preceding years. The Company determined that it was not possible to reasonably quantify future taxable income and determined that it is more likely than not that all of the deferred tax assets will not be realized. Accordingly, the Company maintained a full valuation allowance as of December 31, 2023 and 2022.
The utilization of NOLs and tax credit carryforwards to offset future taxable income may be subject to an annual limitation as a result of ownership changes that have occurred previously or may occur in the future. Under Sections 382 and 383 of the Internal Revenue Code (“IRC”) of 1986, as amended, a corporation that undergoes an ownership change may be subject to limitations on its ability to utilize its pre-change
NOLs and other tax attributes otherwise available to offset future taxable income and/or tax liability. An ownership change is defined as a cumulative change of 50% or more in the ownership positions of certain stockholders during a rolling three-year period. The Company has not completed a formal study to determine if any ownership changes within the meaning of the IRC Section 382 and 383 have occurred as of December 31, 2023 and 2022. An ownership change would restrict its ability to use its NOLs or tax credit carryforwards and could require the Company to pay federal or state income taxes earlier than would be required if such limitations were not in effect.
The Company’s valuation allowance increased for the year ended December 31, 2023 by $14.6 million due primarily to the generation of NOLs. As of December 31, 2023, the Company has NOL carryforwards for federal and state tax reporting purposes of $43.6 million and $35.3 million, respectively. NOL carryforwards generated after December 31, 2017 for federal tax reporting purposes of $43.6 million have an indefinite life. NOL carryforwards for state purposes of $35.3 million begin to expire in 2039. As of December 31, 2023, the Company also has federal and state research and development tax credits of
$2.9 million and $1.9 million, which being to expire in 2039 and 2034, respectively. The Tax Cuts and Jobs Act resulted in significant changes to the treatment of research and developmental expenses under Section 174. For tax years beginning after December 31, 2021, taxpayers are required to capitalize and amortize all research and development expenses that are paid or incurred in connection with their trade or business. Specifically, costs for U.S. based research and development activities must be amortized over five years and costs for foreign research and development activities must be amortized over 15 years using a midyear convention. During the year ended December 31, 2023, the Company capitalized $36.2 million of research and development expenses.
The Company evaluates its uncertain tax positions under ASC
740-10,
which requires that realization of an uncertain income tax position be recognized. The benefit to be recorded is the amount most likely to be realized assuming a review by tax authorities having all relevant information and applying current conventions. The Company concluded that there are no uncertain tax positions in any of the periods presented. Accrued interest and penalties are included on the related tax liability line in the consolidated balance sheet.
The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. The earliest tax years that remain subject to examination by jurisdiction is the year ended December 31, 2020 for both federal and state. However, to the extent the Company utilizes NOLs from years ending prior to 2020, the statute remains open to the extent of the NOLs or other credits are utilized.